Exhibit 99.3


                                                                Execution Copy



  J.P. MORGAN PARTNERS (BHCA), L.P.            APOLLO INVESTMENT FUND V, L.P.
  1221 Avenue of the Americas                  9 West 57th Street
  39th Floor                                   43rd Floor
  New York, NY 10020-1080                      New York, NY 10019


                                            July 22, 2004


Marquee Holdings Inc.
c/o J.P. Morgan Partners (BHCA), L.P.
1221 Avenue of the Americas
39th Floor
New York, NY 10020-1080

c/o Apollo Investment Fund V, L.P.
9 West 57th Street
43rd Floor
New York, NY 10019

Ladies and Gentlemen:

         Reference is made to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 22, 2004, by and among Marquee Holdings Inc., a Delaware corporation ("Parent"), Marquee Inc., a Delaware corporation ("Merger Sub"), and AMC Entertainment Inc., a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

         Subject to (i) Parent and Merger Sub having received confirmation from the Commitment Parties (as defined in the Commitment Letter (defined below)) that the proceeds of a $1.02 billion debt financing (the "Proposed Financing") on the terms and conditions described in the commitment letter and the fee letter of J.P. Morgan Securities Inc., et al., both dated as of July 22, 2004, copies of which are attached hereto as Annex A (the "Commitment Letter), are to be funded prior to or simultaneously with and subject only to Parent receiving equity financing as set forth herein, (ii) the satisfaction in full of the closing conditions set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than any condition that is not satisfied as a result of the failure of J.P. Morgan Partners (BHCA), L.P. and affiliated funds ("JPMP"), Apollo Investment Fund V, L.P. and the affiliated funds listed on
Schedule 1 ("Apollo") or any Equity Co-Investor (as defined below) (any such Equity Co-Investors together with JPMP and Apollo, the "Investment Funds") to provide equity financing as contemplated by this letter agreement), (iii) in the case of JPMP, the prior or simultaneous funding of the Apollo Contribution and any Equity Co-Investor Contribution, and (iv) in the case of Apollo, the prior or simultaneous funding of the JPMP Contribution and any Equity Co-Investor Contribution, (a) JPMP, severally and not jointly with Apollo, agrees that JPMP will capitalize Parent with equity investments, at the Closing, with an aggregate contribution of $393,485,400 in cash, subject to the last sentence of this paragraph (the "JPMP Contribution") and (b) Apollo, severally and not jointly with JPMP, agrees that Apollo will capitalize Parent, at the Closing, with an aggregate contribution of $391,914,600 in cash, subject to the last sentence of this paragraph (the "Apollo Contribution" and together with the JPMP Contribution, the "Contributions"). JPMP will be under no obligation under any circumstances to contribute equity of more than the JPMP Contribution to Parent and Apollo will be under no obligation under any circumstances to contribute equity of more than the Apollo Contribution to Parent. In the event JPMP and Apollo determine to syndicate a portion of their respective Contributions to one or more third party equity co-investors of national reputation ("Equity Co-Investors"), the Contributions shall be collectively reduced by the amount of such Equity Co-Investor Contribution (as defined below) such that the JPMP Contribution and the Apollo Contribution shall be equal, to the extent such Equity Co-Investors to whom such syndication is made deliver to Parent (with a copy to the Company) an executed equity commitment letter substantially in the form of this letter, with appropriate changes to reflect such syndication and the amount of such Equity Co-Investors' contribution ("Equity Co-Investor Contribution").

         Notwithstanding anything that may be expressed or implied in this letter agreement, each party hereto, by its acceptance of the benefits hereof, covenants, agrees and acknowledges that, notwithstanding that the Investment Funds are partnerships, no recourse hereunder or any documents or instruments delivered in connection herewith shall be had against any officer, agent or employee of any Investment Fund or any director, officer, employee, partner, member, affiliate or assignee of any of the foregoing, whether by the enforcement of any judgment or assessment or by any legal or equitable proceedings, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by an officer, agent or employee of any Investment Fund or any director, officer, employee, partner, member, affiliate or assignee of any of the foregoing, as such for any obligations of any of the Investment Funds under this letter agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of, or by reason of, such obligations or their creation.

         None of us will, nor permit our respective advisors or affiliates to, disclose to any person or entity the contents of this letter, other than to the Company and its advisors. Nothing in this letter, express or implied, is intended to confer upon any person other than Parent and the Investment Funds any rights or remedies under or by reason of this letter. This letter constitutes the sole agreement, and supersedes all prior agreements, understandings and statements, written or oral, between the Investment Funds or any of their respective affiliates and any other person with respect to the subject matter hereof. Each Investment Fund's commitment hereunder shall terminate automatically on the termination of the Merger Agreement. In addition, in the case of Apollo, Apollo's commitment hereunder shall terminate automatically if the Apollo Consent has terminated in accordance with its terms. No modification of this letter shall be binding upon or enforceable against any Investment Fund without the written approval of such Investment Fund. This letter may not be assigned by any party without the prior written consent of each of the parties hereto; any such assignment without such consent shall be null and void ab initio. This letter shall be governed by the laws of the State of New York applicable to contracts made and to be performed in such state.

         The parties agree that until 10 business days prior to the Company Stockholders' Meeting, Apollo may request that this letter and the other documents delivered in connection herewith be amended, and the parties hereto shall agree to such amendments, to provide for one or more of the Apollo funds listed on Schedule 1 to contribute all or a portion of the Company Common Stock owned by such Apollo fund immediately prior to the Merger to Parent for equity securities of Parent in lieu of the conversion of such Company Common Stock into cash upon consummation of the Merger (with each share of such contributed Company Common Stock valued at the Common Stock Consideration) if such amendments would not (x) result in a decrease in the price per share to be received in the Merger by the holders of Company Capital Stock (other than such Apollo funds in respect of the contributed securities), (y) result in an increase in the aggregate consideration to be invested by JPMP in Parent pursuant to this letter and the Parent Investment Agreement, or (z) impede or delay the consummation of the Merger. Any such amendments shall provide that the Company Common Stock held by Parent shall not be affected by the Merger and shall remain outstanding as Common Stock of the Surviving Corporation except as may be adjusted in the Merger to maintain relative ownership percentages.



                      [SIGNATURES STARTING ON NEXT PAGE]

                                        Very truly yours,

                                        J.P. MORGAN PARTNERS (BHCA), L.P.
                                           BY: JPMP MASTER FUND MANAGER, L.P.,
                                               ITS GENERAL PARTNER
                                           BY: JPMP CAPITAL CORP.,
                                               ITS GENERAL PARTNER


                                           By: /s/ Michael Hannon
                                              ------------------------------
                                              Name:  Michael Hannon
                                              Title: Managing Director


                                        APOLLO INVESTMENT FUND V, L.P.

                                           BY: APOLLO ADVISORS V, L.P.,
                                               ITS GENERAL PARTNER
                                           BY: APOLLO CAPITAL MANAGEMENT V, INC.
                                               ITS GENERAL PARTNER


                                           By: /s/ Stan Parker
                                               ------------------------------
                                               Name:
                                               Title:


Accepted and Agreed to
as of the date first set forth above:


MARQUEE HOLDINGS INC.


By: /s/ Matt Lori
   -------------------------------
   Name:
   Title:

                                    Annex A

                               Commitment Letter

                                (See Attached)

                                  SCHEDULE 1



Apollo Investment Fund V, L.P.

Apollo Overseas Partners V, L.P.

Apollo Netherlands Partners V(A), L.P.

Apollo Netherlands Partners V(B), L.P.

Apollo German Partners V GmbH & Co KG